                                                                    EXHIBIT 23.3



                              ACCOUNTANTS' CONSENT


The Board of Directors
CareData Reports, Inc.

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.



                                         /s/ KPMG PEAT MARWICK LLP




Atlanta, Georgia
May 28, 1998